Filed pursuant to Rule 497(e)

File Nos. 811-22310; 333-182274

ETF Managers Trust

(the “Trust”)

Supplement dated

June 16, 2017

to the

Emerging AgroSphere ETF (the “Fund”)

Prospectus and Statement of Additional Information

Filed on February 16, 2017

The Fund has reserved the ticker symbol “WEED” from NYSE Arca, Inc. (the “Exchange”), and shares of the Fund will trade on the Exchange under this ticker symbol.

Shares of the Fund are not currently publicly traded and will not be eligible for trading until Post-Effective Amendment No. 56 to the Trust’s Registration Statement, relating to the Fund, becomes effective.

Please retain this Supplement with your Prospectus and Statement of Additional Information.